UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 27, 2021

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PFG	Nasdaq Global Select Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company    ☐

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2021, Principal Financial Group, Inc., a Delaware corporation (the “Company”), entered into a cooperation agreement (the “Cooperation Agreement”) with Elliott Investment Management L.P., a Delaware limited partnership, Elliott Associates, L.P., a Delaware limited partnership, and Elliott International, L.P., a Cayman Islands limited partnership (collectively, “Elliott”).

In accordance with the Cooperation Agreement, on April 26, 2021 the Board appointed Claudio Muruzabal (the “New Independent Director”) to the Board as a Class I member, with an initial term expiring at the 2023 Annual Meeting, effective on July 1, 2021. The Board has affirmatively determined, upon the recommendation of its Nominating and Governance Committee, that the New Independent Director is “independent” under the rules of the Nasdaq Global Select Market LLC.

The New Independent Director will receive compensation consistent with that received by the Company’s other non-employee directors. A description of the compensatory arrangements for non-employee directors is included in the Company’s proxy statement on Schedule 14A for the Company’s 2021 Annual Meeting of Stockholders, which was filed with the U.S. Securities and Exchange Commission on April 5, 2021. In connection with the election of the New Independent Director, the Company will enter into an indemnification agreement (the “Indemnification Agreement”) with the New Independent Director similar to the indemnification agreement entered into with all other members of the Board, the form of which is filed as Exhibit 10.12.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

There are no arrangements or understandings between the New Independent Director and any other person pursuant to which the New Independent Director, was elected to the Board, other than with respect to the Cooperation Agreement, the details of which were more fully disclosed in Item 1.01 and Exhibit 10.1 of the Company’s 8-K filed on February 22, 2021. There are no transactions in which the New Independent Director has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended, at this time.

A press release announcing Mr. Muruzabal’s election is included herewith as Exhibit 99.

Item 8.01 Other Events

On April 27, 2021, the Company publicly announced that it will be holding its Investor Day on June 29, 2021. The Company will discuss the results of its strategic review, which is being led by the Board’s Finance Committee. The event will be held virtually, and more details about the meeting will be shared closer to the date.

A press release announcing Investor Day is included herewith as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

99.1 Press Release Concerning Election of Claudio Muruzabal and Investor Day, dated April 27, 2021

104 Cover Page to this Current Report on Form 8-K in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

	By:	/s/ Christopher J. Littlefield
	Name:	Christopher J. Littlefield
	Title:	Executive Vice President, General Counsel and Secretary
Date: April 27, 2021